SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 30, 2001
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On November 30, 2001 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended October 31, 2001, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended October 31, 2001 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  December 7, 2001                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                 October 31,  February 28,
                                                    2001          2001
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    8,312    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      43,094       245,584
    Other Receivables                                14,275        18,710
    Prepaid Expenses                                  4,682        18,317
                                                  ---------     ---------
    Total Current Assets                             70,363       328,003
                                                  ---------     ---------

    Land and Buildings                               32,037       103,525
    Fixtures, Furniture and Vehicles                 10,777        99,925
    Leasehold Improvements                           24,357       151,898
    Construction in Progress                            204           434
                                                  ---------     ---------
    Total Property and Equipment                     67,375       355,782
    Accumulated Depreciation and Amortization        20,403       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      46,972       195,286
                                                  ---------     ---------

    Other Assets                                    113,543       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  230,878    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                  2,822        29,511
    Accrued Expenses                                 23,410        53,489
    Deferred Revenue                                  9,146        23,662
                                                  ---------     ---------
    Total Current Liabilities                        35,378       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               718,851       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (885,747)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (523,351)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  230,878    $  661,208
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Eight Months Ended
                                           October 31, 2001    October 31, 2001
                                          ------------------  ------------------

Sales                                              $ 26,505           $ 283,383
Costs of Sales                                       14,575             172,225
                                                    -------            --------
    Maintained Margin                                11,930             111,158

Finance Income                                           58                 464
Insurance Income                                         15                 174
Other Income                                          1,701              15,421
                                                    -------            --------
    Total Income                                     13,704             127,217

Store Salaries Expense                                3,489              41,583
Advertising Expense                                   2,490              28,758
Store Rent & Amortization Expense                     1,612              22,648
Store Selling, General & Administrative Expense       4,334              52,790
Corporate General & Administrative Expense            4,108              33,292
Distribution Expense                                  1,821              28,175
Interest Expense                                         96               2,803
                                                    -------            --------
    Total Operating Expense                          17,950             210,049

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes        (4,246)            (82,832)

Reorganization Items:
  Store and Distribution Center Exit Costs            4,753            (180,105)
  Credit Operations Exit Costs                           --             (15,524)
  Asset Impairment                                       --              (7,138)
  Interest Income                                        --                   2
  Trustee Fees                                          (11)                (34)
  Professional Fees                                    (544)            (10,149)
                                                    -------            --------
     Total Reorganization Items                       4,198            (212,948)

Delivered Sales Adjustment                             (358)              5,470
                                                    -------            --------
Loss Before Income Taxes                               (406)           (290,310)
Income Taxes                                             --                 988
                                                    -------            --------
Net Loss                                           $   (406)          $(291,298)
                                                    =======            ========

Loss per Share                                     $  (0.01)          $   (4.79)

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Eight Months Ended
                                           October 31, 2001    October 31, 2001
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $   (406)          $(291,298)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                       331               9,284
   Reorganization items                             (4,198)            212,948
   Change in operating assets and liabilities:
       Accounts receivable                              --              25,249
       Other receivables                               783               8,570
       Inventories                                  (2,352)             94,013
       Prepaid expenses                              1,702               5,240
       Deferred revenue                              1,007             (11,672)
       Accounts payable                              2,657             (10,361)
       Accrued expenses                             (2,265)            (17,521)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              (2,741)             24,452
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (116)             (1,690)
  Disposals of property and equipment                  (16)              1,010
  Proceeds from dispositions of fixed
    assets - reorganization                          5,220              22,904
  Miscellaneous investments                            129              25,739
                                                 ---------           ---------
Net cash provided by investing activities            5,217              47,963
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                        --                 (13)
  Payments of long-term debt                            --                 (38)
  DIP proceeds (payments) - Revolving Facility          --             (10,225)
  DIP proceeds (payments) - Term Facility               --             (15,000)
  Restricted cash                                      540             (43,527)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 540             (68,803)
                                                 ---------           ---------
Net increase in cash                                 3,016               3,612
Cash at beginning of period                          5,296               4,700
                                                 ---------           ---------
Cash at end of period                           $    8,312          $    8,312
                                                 =========           =========
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